Exhibit 99.1

TRxADE GROUP, INC. Sets Date for 2020 Annual Meeting of Stockholders

TAMPA, FL /ACCESSWIRE /April 2nd, 2020/ – Trxade Group, Inc., (Nasdaq: MEDS)(“Trxade Group” or the “Company”), an integrated telehealth, drug procurement, delivery and healthcare platform that enables price transparency and increased profit margins to healthcare buyers and sellers of pharmaceuticals, today announced that it had scheduled its 2020 Annual Meeting of Stockholders to be held on Friday, May 29, 2020 at 10 A.M. local time at the Company’s corporate offices: 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida 34639.

The record date for determination of stockholders entitled to vote at the meeting, and any adjournment thereof, is planned to be set on or around the close of business on April 13, 2020 (the “Record Date”). More information regarding the Company’s 2020 Annual Meeting of Stockholders will be disclosed in the Company’s proxy statement which the Company plans to file with the Securities and Exchange Commission following the Record Date.

To be timely, pursuant to the Company’s Bylaws, as amended, and Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any notice of business or nominations with respect to the 2020 Annual Meeting of Stockholders must be received by the Company at its principal executive offices at 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida 34639, Attention: Corporate Secretary by no later than 5:00 p.m., Eastern Time, on April 13, 2020. Any such stockholder proposal must be submitted and must comply with the applicable rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and the Company’s Bylaws, as amended.

Additional Information and Where to Find It

As noted above, in connection with the Annual Meeting, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents. It is anticipated that a Notice of Internet Availability of Proxy Materials (“Notice”) relating to the Annual Meeting will be sent to each stockholder registered in the share register of the Company as of the close of business on the Record Date (provided the Company may alternatively, in its discretion, send each stockholder a form of the proxy and the Company’s latest annual report). Instructions on how to access the proxy materials over the Internet or request a printed set of proxy materials will be provided in the Notice. The Notice (or proxy, if the proxy is mailed) also will provide instructions on how to submit a proxy over the Internet or via mail.

This press release does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the Annual Meeting because they will contain important information about the Annual Meeting. The directors, nominees for election as director, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with such matters will be set forth in the definitive proxy statement to be filed with the SEC. In addition, you can find information about the Company’s executive officers and directors in the aforementioned proxy statement.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC through the investor relations section of our website (https://www.trxadegroup.com), under “NASDAQ: MEDS” - “SEC Filings”, or by directing a request to: 3840 Land O’ Lakes Blvd, Land O’ Lakes, Florida 34639, Attention: Corporate Secretary.

About Trxade Group, Inc.

Headquartered in Tampa, Florida, Trxade Group, Inc. (Nasdaq: MEDS) is an integrated drug procurement, delivery and healthcare platform that enables price transparency and increased profit margins to buyers and sellers of pharmaceuticals, makes Healthcare services affordable and accessible across all 50 states, and steps in to meet today’s immediate demands. Founded in 2010, Trxade Group is comprised of four synergistic operating platforms; 1) the Trxade B2B trading platform with 12,100 registered pharmacies; 2) a licensed virtual Wholesaler; 3) affordable healthcare via their Bonum Health app and web-based telehealth services; and 4) Same Day or Mail Order Pharmacy delivery capabilities via their DelivMeds app featuring their extensive nationwide distribution network. For additional information, please visit us at www.trxade.com, www.delivmeds.com, and www.bonumhealth.com.

Forward-Looking Statements

Certain statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Certain risks and uncertainties applicable to us and our operations are described in the “Risk Factors” sections of our most recent annual and quarterly reports and in other reports we have filed with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov.

Investor Relations: Simonne Valdez 800-261-0281 IR@trxade.com	Corporate Communications: NetworkWire (NW) New York, New York www.NetworkNewsWire.com 212.418.1217 Office Editor@NetworkWire.com